CONFIDENTIAL
Exhibit 10.17(f)
AMENDMENT No. 6 TO PURCHASE AGREEMENT DCT-025/2003
This Amendment No. 6 to Purchase Agreement DCT-025/2003, dated as of February 17, 2009 (“Amendment 6”) relates to the Purchase Agreement DCT-025/2003 (“Purchase Agreement”) between Embraer — Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 (as amended and supplemented from time to time the “Agreement”). This Amendment 6 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.
All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 6 and the Purchase Agreement, this Amendment 6 shall control.
WHEREAS, Buyer requested and Embraer has agreed to cancel the exercise of the option to purchase two Aircraft which were identified originally as Aircraft #94 and #95 (“cancelled Options”) and originally scheduled for delivery in [***] and [***] 2015.
WHEREAS, the parties have agreed to modify the delivery schedule of Firm Aircraft to reflect the removal of the Cancelled Options from such delivery schedule.
Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:
1. SUBJECT
1.1 Article 2.1 of the Purchase Agreement shall be deleted and replaced as follows:
2.1 Embraer shall sell and deliver and Buyer shall purchase and take delivery of one hundred (101) newly manufactured Aircraft (“Firm Aircraft”) and three (3) newly manufactured exercised Option Aircraft;

[***]	Represents material which has been redacted and filed separately with the commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
[Intentionally left blank]

AMENDMENT No. 6 TO PURCHASE AGREEMENT DCT-025/2003
1. DELIVERY
1.1 The Aircraft schedule delivery table in Article 5.1 of the Purchase Agreement shall be deleted and replaced as follows:

	Delivery		Delivery		Delivery		Delivery
Aircraft #	Month**	Aircraft #	Month**	Aircraft #	Month**	Aircraft #	Month**
1	[***]-05	28	[***]-07	55	[***]-12	82	[***]-14
2	[***]-05	29	[***]-07	56	[***]-12	83	[***]-14
3	[***]-05	30	[***]-07	57	[***]-12	84	[***]-14
4	[***]-05	31	[***]-08	58	[***]-12	85	[***]-14
5	[***]-05	32	[***]-08	59	[***]-12	86	[***]-15
6	[***]-05	33	[***]-08	60	[***]-12	87	[***]-15
7	[***]-05	34	[***]-08	61	[***]-12	88	[***]-15
8	[***]-05	35	[***]-08	62	[***]-13	89	[***]-15
9	[***]-06	36	[***]-08	63	[***]-13	90	[***]-15
10	[***]-06	37	[***]-09	64	[***]-13	91	[***]-15
11	[***]-06	38	[***]-09	65	[***]-13	92	[***]-15
12	[***]-06	39	[***]-09	66	[***]-13	93	[***]-15
13	[***]-06	40[***]	[***]-09	67	[***]-13	94	[***]-15
14	[***]-06	41[***]	[***]-09	68	[***]-13	95	[***]-16
15	[***]-06	42	[***]-09	69	[***]-13	96	[***]-16
16	[***]-06	43	[***]-09	70	[***]-13	97	[***]-16
17	[***]-06	44[***]	[***]-09	71	[***]-13	98	[***]-16
18	[***]-06	45	[***]-10	72	[***]-13	99	[***]-16
19	[***]-06	46	[***]-10	73	[***]-13	100	[***]-16
20	[***]-06	47	[***]-10	74	[***]-14	101	[***]-16
21	[***]-06	48	[***]-11	75	[***]-14	102	[***]-16
22	[***]-06	49	[***]-11	76	[***]-14	103	[***]-16
23	[***]-06	50	[***]-11	77	[***]-14	104	[***]-16
24	[***]-07	51	[***]-11	78	[***]-14
25	[***]-07	52	[***]-12	79	[***]-14
26	[***]-07	53	[***]-12	80	[***]-14
27	[***]-07	54	[***]-12	81	[***]-14

[***].

(**)	Scheduled Delivery Months shall be deemed to be the Contractual Delivery Dates as defined in Article 1.10 of this Agreement.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 6 to Purchase Agreement DCT-025/2003 COM0012-09	Page 2 of 4

AMENDMENT No. 6 TO PURCHASE AGREEMENT DCT-025/2003
All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment 6, shall remain in full force and effect without any change.

Amendment No. 6 to Purchase Agreement DCT-025/2003 COM0012-09	Page 3 of 4

AMENDMENT No. 6 TO PURCHASE AGREEMENT DCT-025/2003
IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 6 to the Purchase Agreement to be effective as of the date first written above.

Embraer — Empresa Brasileira de Aeronáutica S.A.		JetBlue Airways Corporation

By :	/s/ Artur Cotinho	By :	/s/ Mark D. Powers

Name : Title :	Artur Cotinho Executive Vice President Industrial Operations	Name : Title :	Mark D. Powers SVP Treasurer

By :	/s/ Eduardo Munhos de Campos

Name : Title :	Eduardo Munhos de Campos Vice President Contracts Airline Market

Date:	2/17/09	Date:	2/17/09
Place :	Sao Jose Dos Campos	Place :	New York

Witness:	/s/ Sandra Boelter de Bastos	Witness:	/s/ Ryan Schroeder

Name :	Sandra Boelter de Bastos	Name :	Ryan Schroeder

Amendment No. 6 to Purchase Agreement DCT-025/2003 COM0012-09	Page 4 of 4